UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2026

BIO-TECHNE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE
Minneapolis, Minnesota 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On September 23, 2026, Bio-Techne Corporation, a Minnesota corporation (“Bio-Techne”), held a special meeting of shareholders (the “Special Meeting”) to consider and vote on certain proposals related to the Agreement and Plan of Merger, dated as of June 25, 2026 (as it may be amended from time to time in accordance with its terms, the “Merger Agreement”), by and among Bio-Techne, Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Parent”), and EMD Holdings NewCo, Inc., a Minnesota corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing that, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Bio-Techne (the “Merger”), whereupon Bio-Techne will continue as the surviving corporation and a wholly-owned subsidiary of Parent.

At 5:00 p.m. Eastern Time on August 11, 2026, the record date for the Special Meeting (the “Record Date”), there were 156,800,296 shares of Bio-Techne common stock, par value $0.01 per share (“Bio-Techne Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of 78.55% of the outstanding shares of Bio-Techne Common Stock as of the Record Date were present by means of remote communication or represented by proxy and entitled to vote at the Special Meeting, constituting a quorum for the Special Meeting.

At the Special Meeting, the following proposals were considered:

1.
Merger Agreement Proposal. A proposal to approve and adopt the Merger Agreement, including, for purposes of the Minnesota Business Corporation Act, the plan of merger contained in the Merger Agreement (the “Merger Agreement Proposal”).

2.
Non-Binding Compensation Advisory Proposal. A proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Bio-Techne’s named executive officers that is based on, or otherwise relates to, the Merger (the “Non-Binding Compensation Advisory Proposal”).

3.
Adjournment Proposal. A proposal to adjourn the Special Meeting from time to time to a later date or time, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve and adopt the Merger Agreement if there are insufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement (the “Adjournment Proposal”).

The final voting results for the Merger Agreement Proposal and Non-Binding Compensation Advisory Proposal are described below. The Adjournment Proposal was not submitted to Bio-Techne shareholders for approval at the Special Meeting because there was a quorum present at the Special Meeting and there were sufficient votes to approve the Merger Agreement Proposal. For more information on each of these proposals, see the definitive proxy statement filed by Bio-Techne with the U.S. Securities and Exchange Commission (the “SEC”) on August 20, 2026.

Merger Agreement Proposal:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
121,929,544	1,208,817	30,610	N/A

Non-Binding Compensation Advisory Proposal:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
25,912,275	96,412,306	844,390	N/A

Item 7.01
Regulation FD Disclosure.

On September 23, 2026, Bio-Techne issued a press release announcing Bio-Techne shareholders’ approval of the Merger Agreement Proposal. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of Bio-Techne under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01
Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements based on current assumptions and forecasts made by Bio-Techne or Merck KGaA, Darmstadt, Germany management. Statements that include words such as “anticipate,” “expect,” “should,” “would,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this Current Report on Form 8-K, other than those relating to historical information or current conditions, are forward-looking statements. Actual results could differ materially from those projected or forecasted in the forward-looking statements. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation or development and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Bio-Techne or realize the anticipated benefits of the proposed transaction in the expected timeframes or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Bio-Techne’s operations into those of Merck KGaA, Darmstadt, Germany, given such integration may be more difficult, time-consuming or costly than expected; the failure of any of the conditions to the proposed transaction to be satisfied; the possibility that competing offers or acquisition proposals for Bio-Techne will be made; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Bio-Techne; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact Bio-Techne’s or Merck KGaA, Darmstadt, Germany’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Bio-Techne’s common stock, including if the proposed transaction is not consummated; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Bio-Techne’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required to complete the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule or regarding accounting and tax treatments of the proposed transaction; the impact of indebtedness to be incurred by Merck KGaA, Darmstadt, Germany in connection with the proposed transaction; the effects of the business combination of Bio-Techne and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; third parties may claim that Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s products infringe their intellectual property rights; fluctuations in non-U.S. currencies could result in transaction losses; acts of war and terrorism may adversely affect Merck KGaA, Darmstadt, Germany’s or Bio-Techne’s business; the volatility of the international marketplace; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on Merck KGaA, Darmstadt, Germany’s website at https://www.emdgroup.com/en or in Bio-Techne’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2026 and Bio-Techne’s other filings with the SEC, which are available at http://www.sec.gov and on Bio-Techne’s website at https://www.bio-techne.com. Except as otherwise required by law, neither Bio-Techne nor Merck KGaA, Darmstadt, Germany assumes any liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION
Date: September 23, 2026	By:	/s/ Shane V. Bohnen
Shane V. Bohnen
Senior Vice President, General Counsel and Secretary